SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 16, 2004
                                                          --------------

                                 BIDVILLE, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEVADA                        000-31477                 98-0224958
----------------------------       ----------------       ----------------------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 file number)           Identification No.)


601 CLEVELAND STREET, SUITE 120
         CLEARWATER, FL                                            33755
----------------------------------------                  ----------------------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (727) 442-9669



        ----------------------------------------------------------------
          (Former name or former address, if changes since last report)

ITEM 8.01. OTHER EVENTS.

On December 16, 2004, Bidville, Inc. (the "Company") issued a press release. The press release is attached hereto as Exhibit 99.1 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1        Press release dated December 16, 2004.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Bidville, Inc.
                          -----------------------------
                                  (Registrant)

                                        Date: December 17, 2004

                                        By:  /s/ Michael Palandro
                                             -------------------------------
                                             Michael Palandro, President,
                                             CEO and Director